UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report:  October 25, 2004

(Date of earliest event reported)

SOUTHWEST WATER COMPANY
(Exact name of registrant as specified in its charter)

Delaware	0-8176	95-1840947
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Wilshire Building 624 South Grand Avenue, Suite 2900 Los Angeles, California 90017-3782
(Address of principal executive offices, including zip code)

(213) 929-1800
(Registrant’s telephone number, including area code)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Ms. Cheryl Clary, 49, has joined Southwest Water Company (the “Company”) as Vice President – Finance and will be the Company’s principal accounting officer, effective October 25, 2004.  From October 2002 through October 2004, Ms. Clary served as chief financial officer of Del Richardson and Associates, a professional service business.  She also held senior finance and managerial positions during her 19 years at Atlantic Richfield Company (ARCO), a petroleum corporation.  Ms. Clary is a certified public accountant.

Mr. Mike Miller has resigned from his position as corporate controller of the Company effective November 9, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 27, 2004

SOUTHWEST WATER COMPANY

By:	/s/ Richard J. Shields
Richard J. Shields
Chief Financial Officer